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EXHIBIT 99.1

                      PRESS RELEASE DATED OCTOBER 17, 2000


                 NBCi'S ALLBUSINESS.COM AND BIGVINE TO FORM NEW
                         SMALL BUSINESS SERVICES COMPANY
            INTEGRATING TOP CONTENT WITH SCALABLE TRANSACTION ENGINE

                 NEW COMPANY, TO OPERATE UNDER ALLBUSINESS NAME,
                      IS BACKED BY NBCi, AMERICAN EXPRESS,
                   KLEINER PERKINS CAUFIELD & BYERS AND OTHERS


SAN FRANCISCO - October 17, 2000 - NBC Internet, Inc.'s AllBusiness.com (Nasdaq:
NBCI), a leading provider of small business services and content, and Bigvine, Inc., a leading online barter marketplace for small businesses, today announced they have entered into an agreement to combine operations to form a new Internet company focusing on the small business market. The transaction will create a stand-alone company which will operate under the AllBusiness brand and will serve as the foundation for a unique and highly active exchange platform with broad-ranging opportunities for small businesses.

The new service will combine AllBusiness' rich content and large user base of over one million businesses with Bigvine's flexible transaction engine and valuable trade currency - which currently lists more than $80 million in barter services and goods - to create a comprehensive service and commerce platform for small business.

American Express, which has been actively marketing Bigvine to its more than two million small business customers, will continue to support the new company through strategic co-marketing efforts. For its part, NBCi will provide the new AllBusiness with on-air television advertising on CNBC and NBC, along with online distribution and marketing on the new NBCi.com consumer Internet portal. Further marketing support will come from other industry-leading partners including GE Small Business Solutions, Delta Air Lines and Starwood Hotels and Resorts.

This transaction to form the new AllBusiness company is expected to help NBCi advance profitability before non-cash expenses. Following the completion of the transaction, NBCi will focus its operational efforts on the domestic consumer Internet market, with AllBusiness operating as a stand-alone company.

At the conclusion of the transaction, the former Bigvine, Inc. shareholders, including, Kleiner Perkins Caufield & Byers, American Express and Kohlberg Kravis Roberts &



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Co, will have an aggregate interest of approximately 51 percent in the new venture. NBCi will own an approximate 49 percent interest in the new company.

Former Bigvine Co-Chairman, President and CEO, Bippy Siegal, will become Chairman and CEO of the new venture, which will be headquartered in San Francisco.

"UNTIL NOW, THERE REALLY HASN'T BEEN A SMALL BUSINESS EXCHANGE THAT IS RICH IN CONTENT, SERVICES AND TRANSACTION CAPABILITIES, SUCH AS BARTER AND OTHER EXCHANGE OFFERINGS, " SAID SIEGAL. "THE COMPANY WILL MOVE QUICKLY TO FURTHER EXPAND THE COMMERCE OFFERINGS AND FIRMLY ESTABLISH ALLBUSINESS AS THE UNDISPUTED LEADER IN SMALL BUSINESS SOLUTIONS."

"AllBusiness, coupled with Bigvine, with significant ties to American Express, GE Small Business Solutions and NBCi, is now positioned to lead the small business Internet market," said Will Lansing, CEO, NBCi. "By aligning the AllBusiness asset with such strong players and establishing it as an independent company with solid management, NBCi will be able to focus on the consumer Internet market."

"Businesses are looking for more than information. They want a marketplace that provides them with usable content that informs, educates and expands their sales opportunities," said David House, Group President of Global Establishment Services and Travelers Cheques. "AllBusiness fits into the American Express strategy to be the premier way business owners purchase online."

COMPLEMENTARY ASSETS OFFER UNPARALLELED SMALL BUSINESS EXCHANGE OPPORTUNITIES

Bigvine's exchange platform, combined with AllBusiness' intuitive content creates a more "contextual" commerce experience. Small businesses now will be able to find the critical information and education they need to participate in and gain the most from the exchange experience.

Both Bigvine and AllBusiness.com are recognized industry leaders, having such accolades as being recognized in FORBES B2B Best of the Web. Both have enjoyed strong growth, and the merged company will now reach more than one million small businesses, 750,000 e-mail subscribers, and will offer more than $80 million in barter inventory-goods and services in categories including professional services, office supplies and equipment and travel and hospitality. The site will also offer more than 75 small business services from industry leading e-service providers and Application Service Providers (ASPs).

AllBusiness will integrate the Bigvine transaction engine with AllBusiness.com's content to create member/buyer dialogue as a means to educate users and will use trade dollars as an incentive to stimulate trial. In addition, flexible financing and a universal currency will be incorporated, all being supported by the Bigvine transaction engine.


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Combined, the company will offer an attractive range of services and commerce options for small businesses including:

- Leading barter network enabling small businesses to conserve cash while expanding their businesses by selling surplus inventory and time for valuable goods and services

- Access to over 75 services from leading e-service and ASPs focusing on core small business needs from sales and marketing and human resources to finance and legal

- Dedicated small business services exchange that connects buyers and sellers through a qualified RFP process

-    Prospecting database with access to over 700,000 business listings

NBCi will host a conference call with financial analysts on Tuesday October 17 at 8:30 a.m. (EST), to discuss this announcement and its impact on the company's financial model. The conference call will be open to investors and the public, accessible live on the Internet at http://www.vcall.com/NASApp/VCall/EventPage?ID=47002.

ABOUT ALLBUSINESS.COM

Founded in November 1998, AllBusiness.com is a leading Web resource that creates opportunities and provides solutions to the common needs of establishing, managing and growing a business. By aggregating high-quality services, products and information, as well as offering expert advice and an active online community, the site provides small businesses with a single point of access for resources ranging from start-up kits and HR advice to financing services and free business directory listings. For more information about AllBusiness.com, visit www.allbusiness.com

ABOUT BIGVINE

Headquartered in Redwood Shores, California, Bigvine is the leading online business-to-business barter marketplace, allowing companies to expand and get new customers while saving their cash. Through the Bigvine barter network, small business owners can sell their goods and services in exchange for what they need. This exchange is facilitated through an online currency called Trade Dollars. When Members earn Trade Dollars from selling goods or services, they can spend those dollars anywhere in the Bigvine network.

ABOUT NBC INTERNET, INC. (NBCi)

NBC Internet, Inc. (NBCi) is a leading Internet company that helps consumers access Internet resources, leveraging user data to broker information, commercial, and entertainment transactions between consumers and marketing partners. NBCi's flagship consumer Internet portal, NBCi.com, provides Internet search and directory, information, community, personal file storage, e-commerce, and entertainment services for both narrowband and broadband users.

NBCi was launched in November 1999 through the combination of NBC and CNET's Snap.com, Xoom.com, NBC.com, NBC Interactive Neighborhood, VideoSeeker, and a


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10 percent equity stake in CNBC.com. NBC Internet publicly trades under the ticker NBCI on The Nasdaq Stock Market-Registered Trademark-. NBC, a subsidiary of General Electric Company (NYSE: GE), holds a 39.3 percent ownership stake in NBCi. NBCi is headquartered in San Francisco and has offices in New York City, Los Angeles, and Chicago.

THIS PRESS RELEASE CONTAINS STATEMENTS THAT ARE FORWARD-LOOKING. THESE STATEMENTS ARE BASED ON NBCi'S EXPECTATIONS OF ITS FUTURE RESULTS AS OF THE DATE OF THIS PRESS RELEASE. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED BECAUSE OF A NUMBER OF RISKS AND UNCERTAINTIES, INCLUDING THOSE LISTED FROM TIME TO TIME IN NBC INTERNET INC.'S SEC REPORTS, INCLUDING BUT NOT LIMITED TO XOOM.COM, INC.'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998; XOOM.COM'S QUARTERLY REPORTS ON FORM 10-Q FOR THE PERIODS ENDED MARCH 31, 1999, JUNE 30, 1999 AND SEPTEMBER 30, 1999; THE REGISTRATION STATEMENTS ON FORM S-4 AND FORM S-1 FILED BY NBC INTERNET, INC., AS AMENDED. IMPORTANT FACTORS THAT COULD CAUSE THE RESULTS TO DIFFER MATERIALLY FROM THOSE IN ANY SUCH FORWARD-LOOKING STATEMENTS INCLUDE: NBCi'S LIMITED OPERATING HISTORY; UNPREDICTABILITY OF ITS QUARTER-TO-QUARTER RESULTS; ITS UNPROVEN BUSINESS MODEL AND DEPENDENCE ON MEMBERS; RISKS ASSOCIATED WITH ITS INTERNATIONAL OPERATIONS; ITS RELIANCE ON A NETWORK INFRASTRUCTURE; ITS DEPENDENCE ON VENDORS AND SUPPLIERS; MANAGEMENT OF ITS GROWTH AND EXPANSION; RISKS ASSOCIATED WITH BRAND DEVELOPMENT; ITS RELIANCE ON ADVERTISING REVENUE; INTENSE COMPETITION WITH OTHER WEB COMMUNITIES AND BUSINESSES; THE RISKS OF INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS; RISKS ASSOCIATED WITH ACQUISITIONS; AND RELIANCE ON STRATEGIC RELATIONSHIPS.

MEDIA CONTACTS:
---------------
Robert Silverman, NBCi Corporate Communications, 212-664-2756, robert.silverman@nbci.com
Sarah Singleton, Bigvine Corporate Communications, 650/620-3331, ssingleton@bigvine.com
Michelle Frigo, NBCi's AllBusiness.com, PR/Events 415/395-4307, mfrigo@allbusiness.com
Lauren Lum, NBCi Corporate Communications, 415/375-5015, lauren.lum@nbci.com

INVESTOR CONTACT:
-----------------
Roger Maes, NBCi Corporate Communications, 415/375-5109, roger.maes@nbci.com